SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): April 25, 2002


                         INTERSTATE BAKERIES CORPORATION


             (Exact name of registrant as specified in its charter)



       DELAWARE                  1-11165                 43-1470322

    (State or other          (Commission File         (I.R.S. Employer
    jurisdiction of              Number)               Identification
    incorporation or                                      Number)
     organization)



                            12 EAST ARMOUR BOULEVARD
                              KANSAS CITY, MISSOURI
                                 (816) 502-4000
    (Address and Telephone Number of Registrant's Principal Executive Office)


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c)    Exhibits

        99.1   Press Release dated April 25, 2002.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                      INTERSTATE BAKERIES CORPORATION


Dated:  April 25, 2002                By:     /s/ CHARLES A. SULLIVAN
                                         ---------------------------------------
                                      Charles A. Sullivan
                                      Chief Executive Officer


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                                  EXHIBIT INDEX

EXHIBIT NO.      DESCRIPTION

  99.1           Press Release dated April 25, 2002


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